Borrowings from Financial Institutions	12 Months Ended
Dec. 31, 2021
Disclosure of borrowings [text block] [Abstract]
Borrowings from Financial Institutions
22.	Borrowings from Financial Institutions:

As of December 31, 2020 and 2021, borrowings from financial institutions are detailed as follows:

	2020	2021
	MCh$	MCh$

Domestic banks
Banco do Brasil	7,100	—
Banco Scotiabank	1,257	—
Subtotal domestic banks	8,357	—

Foreign banks
Foreign trade financing
Wells Fargo Bank	85,734	145,070
Citibank N.A. United State	114,525	70,590
Bank of America	20,475	43,925
Sumitomo Mitsui Banking	11,394	42,641
Bank of New York Mellon	21,389	17,055
Standard Chartered Bank	715	4,990
Commerzbank AG	21,687	1,782
Bank of Tokyo	40	412
The Bank of Nova Scotia	121,085	—
Zürcher Kantonalbank	39,116	—

Borrowings and other obligations
Wells Fargo Bank	106,965	133,692
Citibank N.A. United Kingdom	233	48,120
Citibank N.A. United States	—	4,173
Commerzbank AG	—	568
Standard Chartered Bank	—	211
Deutsche Bank Trust Company Americas	7,333	—
Others	105	176
Subtotal foreign banks	550,796	513,405

Central Bank of Chile (*)	3,110,600	4,348,460

Total	3,669,753	4,861,865

(*)	Financing provided by the Central Bank of Chile to deliver liquidity to the economy and support the flow of credit to households and companies, among which are the Loan Increase Conditional Credit Facility program (FCIC by its Spanish initials) and the Liquidity Credit Line (LCL).

As of December 31, 2021, the Bank has made use of these financing facilities for an amount of Ch$4,348,460 million (Ch$3,110,600 million as of December 31, 2020). To access the FCIC, the Bank has established guarantees in favor of the Central Bank of Chile for a total amount of approximately Ch$3,665,592 million, corresponding to commercial placements of the individual portfolio of high credit quality for Ch$3,024,118 million, and fixed income securities for an approximate amount of Ch$641,474 million. In the case of the LCL, the guarantee provided corresponds to the reserve held by the Bank.